OTHER COMMITMENTS AND CONTINGENCIES OTHER COMMITMENTS AND CONTINGENCIES (Notes)	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
OTHER COMMITMENTS AND CONTINGENCIES

Assets pledged

(in thousands of $)	2014	2013
Book value of vessels and equipment secured against long-term loans and capital leases	1,623,423	1,409,284

Other contractual commitments and contingencies

Insurance

We insure the legal liability risks for our shipping activities with Gard and Skuld, which are mutual protection and indemnity associations. As a member of a mutual association, we have inquired to the associations based on our claims record in addition to the claims records of all other members of the association. A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional calls on the members.

Tax lease benefits

The benefits under lease financings are derived primarily from tax depreciation assumed to be available to lessors as a result of their investment in the vessels. If that tax depreciation ultimately proves not to be available to the lessors, or is recovered from the lessor as a result of adverse tax rate changes or rulings, or in the event we terminate one or more of our leases, we would be required to return all or a portion of, or in certain circumstances significantly more than the upfront cash benefits that we received, together with fees that were financed in connection with our lease financing transactions, post additional security or make additional payments to our lessors. As of December 31, 2014, we have one remaining UK tax lease (relating to the Methane Princess). A termination of this lease would realize the accrued currency gain or loss recorded against the lease liability, net of the restricted cash. As of December 31, 2014, there was a net accrued gain of approximately $0.4 million.

Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions in respect of the remaining lease (including the other vessels previously financed by UK tax leases) or in relation to the restructuring terminations in 2010.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business.

PT Golar Indonesia, our subsidiary that is both the owner and operator of the NR Satu, was notified of a claim that may be filed against it by PT Rekayasa, a subcontractor of the charterer, PT Nusantara Regas, claiming that we and our subcontractor caused damage to the pipeline in connection with the FSRU conversion of the NR Satu and the related mooring. We entered into compromise settlement discussions with the other parties which concluded in December 2014. The compromise settlement amount of $3.0 million was paid in December 2014, of which we recovered $2.5 million from our subcontractor who was also a party to these settlement discussions.  As part of the disposal of the NR Satu in July 2012 by Golar, Golar has agreed to indemnify us against any non-recoverable losses arising from actions prior to the disposal. As of December 31, 2014, we have recorded a receivable of $0.5 million from Golar in relation to this indemnity for our non-recoverable losses.